Supplement to

Calvert Variable Series, Inc.

Ameritas Emerging Growth Portfolio

Prospectus dated: April 30, 2001

Date of Supplement: November 20, 2001

Effective November 15, 2001, the description of portfolio managers for the Ameritas Emerging Growth Portfolio is hereby restated as follows:

Dale A. Dutile, John E. Lathrop, and David E. Sette-Ducati are the portfolio managers of the Ameritas Emerging Growth Portfolio. Messrs. Dutile and Lathrop, each a Senior Vice President of Massachusetts Financial Services Company ("MFS" or the "adviser"), have been employed in the investment management area of the adviser since 1994. Mr. Sette-Ducati, also a Senior Vice President of MFS, has been employed in the investment management area of the adviser since 1995. Messrs. Dutile, Lathrop and Sette-Ducati each became a portfolio manager of the Ameritas Emerging Growth Portfolio effective March 1, 2001. John W. Ballen, President and Director of MFS, has been a portfolio manager of the Ameritas Emerging Growth Portfolio since its inception, and will continue to provide oversight of this Portfolio.